WELLS FARGO SECURITIES

U.S. Tobacco Trends

Disruptive Innovation Should Drive Outsized Growth

Electronic Cigarette Education Summit by Logic – March 20, 2014

Bonnie Herzog, Senior Analyst
Managing Director
Tobacco, Beverage & Convenience Store Research
Wells Fargo Securities, LLC
212-214-5051
bonnie.herzog@wellsfargo.com

All estimates/forecasts are as of 3/18/14 unless otherwise stated.

Please see page 30 for rating definitions, important disclosures and required analyst certifications.

Together we'll go far

Discussion Topics

- **Total Tobacco Industry Consumption and Distribution Trends**
- **Competitive Environment Moderating**
- **Will Reynolds Acquire Lorillard? Where There's Smoke There Could be Fire**
- **Could be a Benign Pricing Environment in 2014 & 2015**
- **E-Cig Consumption Could Surpass Combustible Cigs in 10 Years**
- **But, Is Near Term E-Cig Growth Decelerating?**
- **Vapors/Tanks Emerging Trend**
- **Vape Shops Popping Up All Over – The Good and the Bad**
- **Retailers Divided on Best Way to Merchandise E-Cigs - "Tobacco Talk" Survey Takeaways**
- **Who Will Win the E-Cig War?**
- **FDA Regulation Continues to be a Hot Topic**
- **What Is On The Top of Retailers' Minds?**

MO: Outperform, $36.64; LO: Outperform, $52.65; RAI: Market Perform, $54.01

Intraday pricing as of March 18, 2014

Tobacco Industry Volume Outlook

- Total cigarette volume – representing $85 billion in retail sales - is declining around 3-4% per year. Over the last few years, the decline has accelerated, largely due to smoking bans, health concerns, pricing and other government regulations.
- Premium Brands' share is declining – Premium brands now represent ~70% of total industry volume, down from 91% in 1984.
- The other tobacco product (OTP) category and e-cigs will provide opportunity for growth in our view.



Total Tobacco Volume: Premium and Discount
Billions of Sticks
CAGR '96-'14E = -3.3%
CAGR '08-'14E = -3.6%
'95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14E
Premium
Discount



Total Smokeless Volume
Millions of cans
CAGR '96-'14E = 4.4%
CAGR '08-'14E = 5.5%
'95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14E

Source for both graphs: Company data and Wells Fargo Securities, LLC estimates

Total Tobacco Volume Estimate

- **Total tobacco volume decreased ~2% in 2013. Cigarette volume was down ~5% and smokeless tobacco volume increased ~5%.**



Total Tobacco Industry Volume (in mn pounds)
10-Yr CAGR = -1.0%
Volume (in mn pounds)
1,200
1,000
800
600
400
200
0
FY2003
FY2004
FY2005
FY2006
FY2007
FY2008
FY2009
FY2010
FY2011
FY2012
FY2013
FY2014E

Source for graph: TTB, Company Reports and Wells Fargo Securities, LLC estimates

E-Cigs Revolutionizing Tobacco Industry

➢ E-Cig Consumption Could Surpass Combustible Cigs in 10 Years



Equivalent Pack Volume (in billions)
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
2011 2012 2013 2014E 2015E 2016E 2017E 2018E 2019E 2020E 2021E 2022E 2023E
E-Cigarettes (in equivalent packs)
Combustible Cigarettes (in packs)



Operating Profit Pool (in $ billions)
18.0
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
2011 2012 2013 2014E 2015E 2016E 2017E 2018E 2019E 2020E 2021E 2022E 2023E
E-Cigarettes
Combustible Cigarettes

Source for graphs: Company data and Wells Fargo Securities, LLC estimates

➢ The combined profit pool could grow at a CAGR of 7.2% over the next decade.

Distribution Channels – Convenience Still Winning

- **Convenience continues to take tobacco share from other channels.**
- **Family Dollar entered the cigarette category in 2012 – Dollar General has followed. How will this change the retail competitive dynamic for cigarettes?**
- **Leading drug store CVS recently announced it would stop selling tobacco products; other drug chains may follow.**
- **Vape Shops – a growing trend to monitor. However, what does the future hold for vape shops with FDA regulation?**



Mass & Other, 5%
Drug Stores, 5%
Grocery, 10%
Tobacco Shops, 15%
Convenience, 65%

Retailer Comment – "Dollar Stores will show continued growth and will be stealing share from entrenched retailers."

Retailer Comment – "Some pressure from Vape shops on our e-cig business. However, helping to grow the product and awareness."

Source for graph and retailer comment from Tobacco Talk 4Q13 Survey: Company data and Wells Fargo Securities, LLC estimates

Cigarette Competitive Environment Moderated in Q4

- **November 2013's Pricing Action Improved Net Price Realization for Manufacturers and Environment Remains Rational**
- **Favorable for the Industry Overall (Premium and Non-Premium Brands)**
- **E-Cigs Taking Total Tobacco Share, Currently 1%, With Total E-Cig/E-Vapor Retail Size Likely Around $1.9B**

Overall Competitive Environment [Q/Q]


60%
50%
40%
30%
20%
10%
0%

	A Lot More Competitive	A Little More Competitive	The Same	A Little Less Competitive	A Lot Less Competitive
Mid-Q4 2012	21%	29%	46%	4%	0%
Q4 2012	21%	35%	37%	5%	2%
Q1 2013	15%	53%	30%	3%	0%
Q2 2013	17%	37%	40%	6%	0%
Q3 2013	20%	53%	23%	5%	0%
Q4 2013	22%	30%	46%	3%	0%

Retailer Comment – "Tough quarter to close out a tough year."

Overall, while the cigarette environment remains competitive, 46% of respondents said the cigarette competitive environment in 4Q13 was "about the same" vs. 3Q13

Source for all data and chart: Wells Fargo Securities, LLC Tobacco Talk 2Q13 Survey

Innovation- Key To Driving Growth In Cigs – Maintain Focus on Core

- **Marlboro Edge Provides "Halo effect" and Increased Awareness to Marlboro Brand Franchise**
- **Expanded Marlboro NXT Rollout Meeting Expectations**
- **RJR Continues to Innovate on Key Growth Brands**
- **Newport Gold Fills a Void in Newport Brand Franchise**
- **Retailer Quotes from our Recent "Tobacco Talk" Surveys:**
  - **"Marlboro outperformed the industry by about 150 basis points."**
  - **"The Newport Gold launch has created a reaction in Marlboro Special Blends Red & Gold. There are more buydowns in the premium discount segment now than there were a year ago."**
  - **"Increased discounting, and 75¢ off discounted product by RJ Reynolds on Camel. Both Live and promo King Camel Blue Box appear in our Top 10 SKU breakouts."**
  - **"RJR VAP has been unusually aggressive in Q4. Marlboro share among mainline products grew."**
  - **"Marlboro Edge and NXT were line extensions in the Special Blends and Red & Gold buydowns increased compared to prior year."**

Will Reynolds Acquire Lorillard? Where There's Smoke There Could be Fire

- **Reynolds is Speculated to Be Making a Bid for Lorillard – We View a Combination As Likely (80% Probability) – No Choice But to Combine - But Question Timing**
  - We expected Reynolds **would wait for further clarity on the FDA's** potential recommendation on menthol regulation, and e-cig regulation to a lesser extent, before pursuing a deal.
  - We believe Lorillard and Reynolds **have no choice but to combine** given the negative secular demand trends which will get worse given e-vapor trends.
  - We believe **BAT could form a strategic partnership** with the combined Lorillard/ Reynolds entity to distribute both Vuse and blu e-cigs internationally (similar to PMI and Altria's partnership)
- **Both Lorillard and Reynolds have apparently hired advisors** with significant experience in Tobacco M&A:
  - **Lorillard** – *Centerview Partners* – Advised on Altria/UST, MO/KFT (Spin-Off)
  - **Reynolds** – *Lazard* – Advised on BAT/RJR
- Based on our analysis, **we believe Reynolds could pay up to $80/share for Lorillard**, incorporating synergies and **cost savings of around $400M** including:
  - **(1) manufacturing** (potentially closing either Lorillard's or Reynolds' plant which makes sense given we expect cig volume declines to accelerate as e-cigs continue to displace volume);
  - **(2)** leveraging **Reynolds' U.S. based e-cig manufacturing** and co-development of future generations of e-vapor products, and
  - **(3) sales force** and other headcount reductions.

Price Increases Helping Manufacturers More Than Retailers

- **Respondents in our "Tobacco Talk" Survey Said Price Increases Did Not Have Much of a Positive Impact On Gross Profit Margins for Retailers**
- **Gross Profit Margins on Cigarettes Continue to Decline for Retailers**
- **Environment Expected to Remain Challenging**

Retailer Comment – "Slight increase for the retailer but most of the money is going to the manufacturer."

Retailer Comment – "Given small increase, volume shouldn't suffer so better profit potential for manufacturers."



Retailer Penny Profit Per Pack
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.67
$0.70
$0.67
$0.61
$0.66
$0.56
$0.72
$0.73
$0.70
2Q13
3Q13
4Q13
2013
2012
Next Qtr

Source for data and charts: Wells Fargo Securities, LLC 4Q13 Tobacco Talk Retailer Survey

Expect Net Price Realization to Moderate in '14 & '15

- **Treasure Troves of Cash Getting Larger - The cigarette manufacturers have a number of levers they can pull in next couple of years that will likely drive stronger free cash flow.**

- **Pricing Not as Critical to Drive Top Line – We expect more modest growth in net price increases given lower costs in next couple of years.**


Cigarette Net Price Realization 1997-2015E
60%
50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014E
2015E
Altria Group
Reynolds American
Lorillard
Average


Cigarette Net Price Realization 2009-2015E
10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
2009
2010
2011
2012
2013
2014E
2015E
Altria Group
Reynolds American
Lorillard
Long-Term Average

Source for graphs: Company data and Wells Fargo Securities, LLC estimates

We expect lower cigarette net pricing over the next few years compared to the long-term average of ~6%.

E-Cig Consumption Could Surpass Combustible Cigs in 10 Years

- **Majority of respondents from Our "Tobacco Talk" Survey continue to be very excited about the E-Cig category - We think consumption of e-cigarettes could outpace combustible cigarettes over the next decade.**
- **Blu, NJOY and Logic Have Emerged As Early Market Leaders**
- **Category is Currently Highly Fragmented and We Expect Consolidation Over Time.**
- **C-stores Reign Supreme in E-cig Distribution –Retailers Drawn to E-Cigs for Fat Margins and "Low Maintenance" Selling (No Controlling Contracts)**
- **We Think E-cigs are to Tobacco what Energy Drinks are to Beverages – profitable and quickly growing in volume and shelf space at retail, and increasingly gaining consumer acceptance.**



Annual Growth of E-cigs
35%
30%
25%
20%
15%
10%
5%
0%
15.0%
17.1%
19.3%
21.3%
27.9%
28.7%
24.9%
19.2%
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13



E-Cigarette Growth [Q / Q]
100%
80%
60%
40%
20%
0%
66%
86%
81%
70%
54%
29%
14%
14%
25%
27%
5%
0%
6%
5%
19%
Accelerated
Stayed the Same
Decelerated
E-Cig growth is decelerating.
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013

Source for all charts: Wells Fargo Securities, LLC Tobacco Talk 4Q13 Survey.

E-Cigarette Momentum Continues

- **Annual Growth Still Estimated To Be Up Over 20%**
- **Retailers Continue to Carry ~ 30 SKUs**
- **Retailer Quotes from our Recent "Tobacco Talk" Surveys:**
  - **"E-cigarettes would seem to have a natural seasonality like smokeless tobacco as users prefer to stay indoors during the colder months but that has not materialized."**
  - **"Greater familiarity/comfort in brands at the consumer level has really helped. TV advertising (blu) has certainly helped to "mainstream" the e-cigarette concept. Vuse by RJR may be the next evolution on what is possible. Continued need to tell when a disposable is "empty" will be an important next step."**

No of E-Cig SKUs per Retailer



40
35
30
25
20
15
10
5
0

	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013
Average SKUs	27.0	26.8	29.1	29.3	32.9	35.3	35.9

Percent of Customers Converting to E-Cigs from Combustible Cigs



12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
9.2%
10.6%
10.7%
8%
Q1 2013
Q2 2013
Q3 2013
Q4 2013

Source for all charts: Company reports and Wells Fargo Securities, LLC estimates.

E-Cigarettes Growing – But is Growth Decelerating?

- **Annual Growth Still Estimated To Be Up Over 20%**
- **Category Growth in Measured Channels Decelerating**
- **Why?**

1. The Need for the Next Step Function in Innovation

2. Emerging Vapors/Tanks/Open System Vapor Products Could be Marginalizing the "Cig-alike" E-Cigs but Incrementally Growing the Overall E-Vapor Category

> **"If FDA treats electronic cigarettes as cigarettes in their regulation, they will stifle innovation. And that will have a major impact on public health." – Murray Kessler, Lorillard CEO, CAGNY 2014**



e-Cigarette Category Volume Vs Pricing Growth
Volume
Pricing
140%
120%
100%
80%
60%
40%
20%
0%
40%
30%
20%
10%
0%
-10%
-20%
2/16/13
3/16/13
4/13/2013
5/11/2013
6/8/2013
7/6/2013
8/3/2013
8/31/2013
9/28/2013
10/26/2013
11/23/2013
12/21/2013
1/18/2014
2/15/2014
Volume Growth
Pricing Growth

Source: Company reports and Wells Fargo Securities, LLC estimates.

"Tank" Style or "Open System" Vaporizers Gaining Traction

- **Over 70% of Retailers Carry or Plan to Carry Tanks per our "Tobacco Talk" surveys**
- **Increasing prevalence of open system vapor products could be somewhat marginalizing the "cig-alike" e-cigs but incrementally growing the overall "e-vapor" category**
- **Retailer Quotes from our Recent "Tobacco Talk" Surveys:**
  - **"Out pacing all traditional E-Cigs in sales....higher margins and consumer satisfaction is amazing."**
  - **"Looks like a growth segment we can't ignore."**



Do you carry any "tank style" vaporizers?
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
36%
36%
28%
Yes - currently carry
No - but plan to carry soon
No - no plans to carry

"From a performance stand point, ... Tanks are gaining traction all over the world. If you walk down the streets of Paris ... If you walk in Greensboro, North Carolina... And the reason for that is that the Tank has much stronger battery power, creates a lot more vapor, and it's also a pretty cost effective way to [vape]..." --Murray Kessler, Lorillard CEO, CAGNY 2014

"As we look at some of those open-ended systems, there are levels of growth out there, we see that; we've picked that up."--Daan Delen, Reynolds CEO, 4Q13 Earnings Call

Source : Wells Fargo Securities, LLC estimates. Tobacco Talk 4Q13 Survey

Quotes on "Tank" Style Vaporizers From our Recent Surveys

- "Tanks are **growing faster than all other categories.**"
- "Looks like a **growth segment we can't ignore.**"
- "**Outpacing all traditional E-Cigs in sales....Higher margins** and **consumer satisfaction is amazing.**"
- "Be careful here!! These are likely 'target one' of regulation."
- "Looking forward to getting Vaporizers and e-liquids rolled out in test sites to see how they perform."
- "Our **huge growth is in Vapor** and traditional E cigs have slowed down."
- "E-Cigs are slowing dramatically **now that vapors have hit the streets.**"
- "As the consumer became more aware of the Vapor devices we are seeing sales move from E-Cigs to the Vapor side."
- "**Vapor is what help us to accelerate sales.**"
- "The **liquid vapors are coming on strong.**"
- "More of a **uptick in Vapor**. E-cigs are going down."

Source : Wells Fargo Securities, LLC estimates. Tobacco Talk 4Q13 Survey

Vape Shops Impacting E-Cig Sales – Increasing Awareness

- **Vape shops have been opening up around the country and although they are not (yet) a threat for c-store retailers, these new shops are definitely on retailers' radar screens**
- **Retailer Quotes from our Recent "Tobacco Talk" Surveys:**
  - **"Vapor is what helps us to accelerate sales. E Cigs was down a little."**
  - **"I think the added Vapor shops will help grow the product and awareness for all retailers."**
  - **"Major growth and threat today. I don't believe these locations have stating power once FDA rules."**



Are "Vape Shops" Impacting E-cig Sales?
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
47%
33%
19%
Yes - Negatively impacting
No - Not impact
No - But expect a negative impact in future

Source : Wells Fargo Securities, LLC estimates Tobacco Talk 4Q13 Survey.

Kits as Percentage of Total E-Cig Sales Increasing

- Kits as Percentage of Total E-Cig Sales Steadily Increased **21.0% in Q4 2013**
- E-Cigs Sold in Kits Generate 14% Lower Penny Profits Vs. Disposables
- Retailer Quotes from our Recent "Tobacco Talk" Surveys:
  - "The **kits don't really bring a higher margin** but the later sales of cartridges and cartomizers are higher than either the kits or disposables."
  - "Kits are lower margin; however, **refills are higher margin.**"



Percentage of Total E-cig Sales Through 4Q13 Comprised of Kits
25%
20%
15%
10%
5%
0%
16.4%
17.1%
19.7%
21.0%
1Q13
2Q13
3Q13
4Q13



Gross Margins (in %) on E-cigarette Kits vs. Single Disposable E-cigarettes
80%
60%
40%
20%
0%
11%
31%
42%
28%
47%
42%
Higher
Same
Lower
Q3 2013
Q4 2013

Source for all charts: Wells Fargo Securities, LLC estimates Tobacco Talk 4Q13 Survey

E-Cigs Gaining Share and Shelf Space From Combustible Cigarettes

- **E-Cigs Taking Significant Shelf Space (+31% y/y), Smokeless to a Lesser Degree (+3%) as Snus (-5%) and Cigars (-1%) are Pushed Aside; blu Has Made the Most Progress Gaining Additional Shelf Space**
- **E-cig Growth Driven by Increased Advertising Spend Such As LO's Continued Push Behind its blu Franchise as well as Greater Visibility at Retail**
- **The Size of the E-cigarette Market is Around $1.9B at Retail**


Change in Shelf Space Allocation Y/Y
80%
60%
40%
20%
0%
-20%
7%
-5%
-5%
1%
4%
7%
6%
3%
-1%
-7%
-6%
-5%
4%
1%
-1%
-1%
72%
26%
56%
31%
Cigarettes
Smokeless
Snus
Cigars
E-Cigs
Q1 2013
Q2 2013
Q3 2013
Q4 2013


Do you believe e-cigarettes are taking share from traditional cigarettes?
100%
80%
60%
40%
20%
0%
67.6%
82.0%
74%
92%
32.4%
18.0%
26%
8%
Yes
No
E-cigs increasingly thought to be taking combustible cig share.
Q1 2013
Q2 2013
Q3 2013
Q4 2013

Source for all data and chart: Wells Fargo Securities, LLC Tobacco Talk 4Q13 Survey

E-Cigs 3x More Profitable to Retailers Than Combustible Cigs

- **E-Cig Margin Trends vs. Combustible Cigs Improving for Retailers**
- **We Expect Retailers to Continue to Embrace E-cigs Since Cigarette Gross Profit Margins for Retailers Remain on Downward Trend**



Margins per cartomizer (in gross margin $) on e-cigarette kits vs. single disposable e-cigarettes
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.86
$1.54
$2.69
$3.07
3Q13
4Q13
Penny profit per cartomizer sold in a kit
Penny profit per e-cigarette not sold in a kit



Retailer Penny Profit Per Pack on Combustible Cigarettes
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.67
$0.70
$0.67
$0.61
$0.66
$0.56
$0.72
$0.73
$0.70
2Q13
3Q13
4Q13
Current Quarter
Year-Ago Quarter
Next Quarter

Source for both charts: Wells Fargo Securities, LLC. Tobacco Talk 4Q13 Survey

Retailers Divided on Best Way to Merchandise E-cigs

- **Retailers continue to want a separate E-Cig section to merchandise effectively, preferably near conventional cigarettes; lack of counter space remains a challenge**
- **Retailer Quotes from our Recent "Tobacco Talk" Surveys:**
  - "Time will tell. Believe the majors have the best home in the center of the cigarette fixtures. Highly visible, every consumer gets to see them and it lends to the need and focus from the majors that the products are here to stay. Other smaller companies will need to work and support retailers in finding home for their products that are highly visible and easily accessible to team members to sell to consumers."
  - "It would be optimal to merchandise them where customers can touch and feel them but government restrictions and manufacturer contracts limit that option. E-cigarettes will be another product in the back bar."

Best Way to Merchandise E-cigarettes


On the Front Counter, 20%
Separate Category, 50%
With Cigarettes, 30%

Source : Wells Fargo Securities, LLC Tobacco Talk 4Q13 Survey

E-Cig Repeat Purchases Surpass Trial Purchases

- **Roughly 60% of the total e-cig sales are repeat purchases and not just based on trial.**
- **Many of our contacts noted that there might not be complete elimination of smoking combustible cigarettes, but there is significant dual use due to health concerns and the ease of using e-cigs in public places.**
- **Retailer Quotes from our Recent "Tobacco Talk" Surveys:**
  - "It seems that many are smoking and using E-cigs. Depends on the occasion and available area."
  - "Add e-cigs to the list of headwinds preventing cigarette volume growth. An increasingly important factor in an already tough environment."

What % of e-cigarette purchases are repeat purchases vs. trial purchases?



80%
60%
40%
20%
0%
52%
53%
50%
61%
48%
47%
50%
39%
E-Cig repeat purchases are increasing.
Repeat Purchases
Trial Purchases
Q1 2013
Q2 2013
Q3 2013
Q4 2013

Source: Wells Fargo Securities, LLC Tobacco Talk 4Q13 Survey

"Increased awareness and trial of e-cigarettes have driven category growth, and we estimate that 90% of adult smokers are aware of e-vapor products and about two-thirds have tried them. The category's long-term growth rate is likely to be shaped by several variables, including product innovation. While awareness and trial are high, only a small number of adult smokers use these products daily. Many adult smokers and vapers are still looking for a product, that meets their requirements and desires." – Marty Barrington, Altria CEO, CAGNY 2014

What is Driving E-Cig Trial and Consumption?

- **Perceived Lower Health Risk vs. Cigs –** Consumers switching in an attempt to quit

- **E-Cig Price Points Moving Down** – Making E-Cigs More Affordable

  - **Average price of disposable e-cig (equivalent to about 1.25 packs of combustible cigs) is ~$7.99 - $9.99**

  - **Average price of rechargeable e-cig (same equivalence as above) is ~$6.99-$9.99 per cartomizer**

  - **Industry evolving to a Razor/Blade Model – whereby profits are driven by refill cartridges/cartomizers.**

- **Convenience and Novelty**



Consumers' Reasons for E-Cig Trial
60%
50%
40%
30%
20%
10%
0%
% of Respondents
43.5%
34.8%
21.7%
41.7%
52.1%
6.3%
33.3%
52.1%
14.6%
16.7%
43.8%
39.6%
10.4%
45.8%
43.8%
Trying to quit smoking
Wanting to "smoke" in restricted areas
Interested in a potentially less harmful alternative to traditional cigs
Interested in a more affordable alternative to traditional cigs
Intrigued by the novelty
Strong Reason
Moderate Reason
Low Reason

Source Wells Fargo Securities, LLC estimates Tobacco Talk 4Q13 Survey

Who Will Win The E-Cig War?

- **Based on our proprietary, interactive e-cig model, we have increased conviction that consumption of e-cigs could surpass consumption of conventional cigs within the next decade (by 2023).**

- **We expect the "Big 3" to ultimately have a meaningful presence and likely accelerate growth of the category due to:**

  - **their high levels of cash to invest, further boosted by billions of dollars from the non-participating manufacturer (NPM) credits and the elimination of the Federal Buyout Fee**

  - **their entrenchment with retailers which should ensure broad, scalable distribution; and**

  - **their expertise at building successful brands and their vast marketing databases of adult tobacco consumers.**

- **While we believe the "Big 3" are a triple threat – Plentiful supply of cash, distribution power at retail, and superior brand building capabilities – we think there is plenty of room for several of the other players including: NJOY, Mistic, Fin, Logic and Krave.**

E-Cig Proprietary Interactive Model – Summary

	2011	2012	2013	2014E	2015E	2016E	2017E	2018E	2019E	2020E	2021E	2022E	2023E	10-Yr CAGR
1. Volume (in billions)														
Combustible Cigarettes (in packs)	14.4	14.2	13.5	12.9	12.2	11.0	10.1	9.1	8.3	7.5	6.7	5.9	4.8	
% Growth		-1.9%	-5.0%	-4.0%	-5.5%	-9.5%	-8.9%	-9.2%	-9.5%	-9.9%	-10.4%	-10.9%	-19.6%	-9.8%
E-Cigarettes (in equivalent packs)	0.2	0.2	0.2	0.3	0.5	1.2	1.8	2.3	2.8	3.2	3.6	4.0	4.8	
% Growth		-23.6%	19.2%	28.7%	93.0%	141.3%	44.8%	28.7%	20.6%	15.8%	12.6%	10.3%	20.6%	37.0%
Total Conv. Cig & E-Cig Volume (in equivalent packs)	**14.7**	**14.3**	**13.7**	**13.2**	**12.7**	**12.3**	**11.8**	**11.4**	**11.0**	**10.6**	**10.3**	**9.9**	**9.6**	
% Growth		-2.2%	-4.7%	-3.5%	-3.5%	-3.5%	-3.5%	-3.5%	-3.5%	-3.5%	-3.5%	-3.5%	-3.5%	-3.5%
2. Total Pro Forma Industry Revenue (Manufacturer) (in $ billions)														
Combustible Cigarettes	$28.8	$29.0	$28.6	$28.7	$28.1	$26.3	$24.9	$23.5	$22.2	$20.7	$19.3	$17.9	$15.0	
% Growth		0.7%	-1.4%	0.3%	-2.2%	-6.4%	-5.2%	-5.5%	-5.9%	-6.3%	-6.8%	-7.4%	-16.4%	-6.3%
E-Cigarettes	$0.4	$0.9	$1.3	$1.8	$2.8	$6.9	$10.4	$13.8	$17.2	$20.7	$24.1	$27.5	$34.3	
% Growth		136%	37%	35%	58%	150%	50%	33%	25%	20%	17%	14%	25%	38.8%
Total Manufacturer Revenue (conv. cigs and e-cigs)	**$29.2**	**$30.0**	**$29.9**	**$30.[illegible]**	**$30.9**	**$33.2**	**$35.3**	**$37.3**	**$39.4**	**$41.4**	**$43.4**	**$45.4**	**$49.3**	
% Growth		2.6%	-0.2%	1.8%	1.3%	7.7%	6.2%	5.8%	5.5%	5.1%	4.6%	4.6%	8.6%	5.1%
3. Total Pro Forma Manufacturer Operating Profit (in $ billions)														
Combustible Cigarettes	$10.9	$11.6	$12.0	$12.5	$12.4	$11.9	$11.5	$11.1	$10.6	$10.1	$9.6	$9.0	$7.6	
% Growth		6.0%	3.9%	3.6%	-0.3%	-4.7%	-3.0%	-3.4%	-4.4%	-4.9%	-5.4%	-6.0%	-15.2%	-4.5%
E-Cigarettes	$0.0	$0.1	$0.2	$0.3	$0.6	$1.9	$3.3	$4.9	$6.8	$8.7	$10.8	$13.0	$17.0	
% Growth		-	-	50.8%	91.2%	198.4%	72.8%	49.9%	39.1%	27.8%	23.5%	20.3%	30.9%	54.4%
Total Manufacturer Operating Profit (conv. cigs and e-cigs)	**$10.9**	**$11.7**	**$12.3**	**$12.8**	**$13.1**	**$13.7**	**$14.8**	**$16.0**	**$17.4**	**$18.8**	**$20.3**	**$21.9**	**$24.6**	
% Growth		6.6%	5.1%	4.5%	2.1%	5.2%	7.5%	8.4%	8.9%	7.9%	8.0%	7.9%	12.1%	7.2%
4. Manufacturer Operating Profit Margin														
Combustible Cigarettes	37.9%	39.9%	42.1%	43.4%	44.3%	45.1%	46.1%	47.2%	47.9%	48.7%	49.4%	50.1%	50.9%	
% Growth														
E-Cigarettes	0.0%	9.1%	17.0%	19.0%	22.9%	27.4%	31.6%	35.6%	39.6%	42.2%	44.8%	47.2%	49.5%	
% Growth														
Total Manufacturer Operating Profit (conv. cigs and e-cigs)	**37.4%**	**38.9%**	**41.0%**	**42.0%**	**42.3%**	**41.4%**	**41.9%**	**42.9%**	**44.3%**	**45.5%**	**46.8%**	**48.3%**	**49.9%**	
% Growth														

Source : Company reports and Wells Fargo Securities, LLC estimates.

We believe retail sales (20% markup to manufacturer revenue shown) will exceed $2B (incl. online) in 2014.

Industry margins approach combustible cig levels of ~40% by 2019.

Combined profit pool CAGR is ~7% over the next decade (2014-2023).

E-Cigarette Category - C-Stores Dollar Share By Company


C-store channel - e-Cigs Category, Dollar Share By Company
Dollar Share
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
Nov-12
Dec-12
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14

	11/24/12	12/22/12	1/19/13	2/16/13	3/16/13	4/13/13	5/11/13	6/8/13	7/6/13	8/3/13	8/31/13	9/28/13	10/26/13	11/23/13	12/21/13	1/18/14	2/15/14
Lorillard (blu)	9.6%	15.5%	22.0%	26.3%	31.2%	34.8%	37.3%	39.6%	40.8%	42.6%	44.2%	44.3%	44.4%	43.7%	44.2%	44.3%	43.9%
Logic	11.3%	11.5%	10.4%	11.3%	11.9%	12.2%	13.2%	14.8%	15.2%	15.7%	16.2%	17.0%	17.7%	18.9%	20.2%	18.8%	20.2%
NJOY Inc.	25.4%	33.0%	39.8%	40.1%	37.0%	33.7%	31.5%	28.6%	27.1%	24.5%	22.7%	22.1%	21.0%	20.0%	17.9%	19.1%	19.0%
CB Distributors Inc (21st Century)	14.1%	12.2%	10.3%	9.2%	7.7%	7.6%	6.8%	5.8%	5.2%	4.7%	4.6%	4.1%	4.1%	4.2%	3.9%	4.1%	3.6%
Nicotek LLC	3.6%	2.8%	2.7%	2.6%	3.5%	3.8%	3.5%	3.5%	3.4%	3.7%	3.3%	3.2%	2.9%	2.9%	2.5%	2.0%	1.8%
FIN Branding	2.3%	1.4%	1.2%	1.1%	1.3%	1.1%	1.1%	1.3%	1.8%	1.8%	1.8%	1.8%	1.5%	1.6%	1.7%	1.6%	1.6%
Reynolds American (Vuse)	-	-	-	-	-	-	-	-	-	0.00	0.00	0.01	1.4%	1.3%	1.4%	1.4%	1.6%
Altria (MarkTEN)	-	-	-	-	-	-	-	-	-	-	0.00	0.00	0.3%	0.3%	0.4%	1.6%	1.1%
Ballantyne Brands (Mistic)	25.5%	16.5%	7.0%	2.9%	1.2%	0.7%	0.5%	0.3%	0.3%	0.3%	0.3%	0.3%	0.4%	0.4%	0.4%	0.4%	0.4%

Source: The Nielsen Company and Wells Fargo Securities, LLC, last 12 months retail value tracked by Nielsen $555M

U.S. Tobacco Companies Embracing E-Cigs

- **Lorillard (LO)**
  - Acquired the blu e-cigs in April 2012 for $135M and U.K.-based SKYCIG in October 2013.
  - Has since expanded the brand to ~130K points of distribution and blu is now the leading brand in both the c-store and take-home channel in terms of dollar sales.
- **Reynolds American (RAI)**
  - Internally-developed Vuse e-cig has been in test markets since 2011.
  - Vuse introduced into a Colorado test market in Fall 2013; expansion into Utah mid-January 2014 with a nationwide launch in 2014.
  - Vuse has advanced technology that improves the consistency of vaping experience, differentiated design features, and is designed and assembled in the U.S., which differentiates it from most other brands on the market.
- **Altria Group (MO)**
  - Internally-developed MarkTen e-cig is expanding nationwide in 2Q14 after successful tests in 2 states.
  - MO recently acquired Green Smoke, a predominantly online e-vapor product that is larger than MarkTen; we believe MO will try to sell both products through the c-store channel to appeal to different consumers.
  - Recently announced strategic framework with Philip Morris International should catapult global e-cig and reduced risk products growth
- **NJOY and LOGIC (privately held)**
  - NJOY was one of the first retail entrants to the e-cig market; personnel includes several ex-Altria execs.
  - NJOY and Logic are usually the #2 and #3 brands in the c-store channel in terms of dollar sales.

Bottom line – we are very impressed that LO recognized early on the vast potential of the e-cig market; however, we don't see RAI and MO's later entries as problematic as the "Big 3" control retail and we believe once the Vuse and MarkTen platforms are up and running, retail placement should not be an issue. Ultimately, we believe the Big 3 will catapult growth of the entire e-cig category.

E-Cigs Future Regulation & Taxation Still Unclear

- E-cigs are currently unregulated in the U.S., although deeming regulations on "Other Tobacco Products" including e-cigs is a priority on the FDA's Agenda – we expect to FDA's recommendation to be published any day (supposedly…).
  - Barriers to entry will likely increase as regulation becomes more burdensome;
  - Existing e-cig players would be entrenched; and
  - Fragmented e-cig category likely would consolidate.
- Many e-cig manufacturers have taken it upon themselves to promote best practices such as good manufacturing standards and not selling to minors.
- We don't anticipate e-cig regulation will be any more onerous than regulation of conventional cigarettes. One of the biggest concerns we have is if e-cig regulation stifles innovation in the category.
- Currently Minnesota is the only state that taxes e-cigs – with a 95% tax on the wholesale price of OTP – or about 49% of the retail price.
- We expect excise taxes on e-cigs/vapors but more similar to smokeless tobacco excise taxes. We think the states could substantially increase excise taxes on combustible cigarettes in the future to: (1) encourage switching to e-cigs and (2) to offset tax revenue loss for increased volume declines in combustible cigs.

What is on the Top of Retailers' Minds?

1. High Level Category Trends

- What % of cig volume is currently being displaced to e-vapor products? (Approx. 1 to 1.5%)
- What is the growth trajectory of the e-vapor category 10 years down the road? (Cagr of 37%) What will sales, consumer behavior and technology look like at this time? What does this mean for cigarettes and the rest of the OTP category? (Cagr of -9.8% for cigs)
- What will drive growth of the e-vapor category in the future? (Technology and affordability)
- What is the gross margin of the e-vapor category for manufacturers and retailers? (Mfr margins range from 30% to 50%+ and retailer margins are 3x more profitable than cigs)
- What is the future of regulation?
- What is the capital required to carry a full suite of e-cigs, vapor, e-cigars, etc.?

2. Manufacturer Trends Including Entrance of "Big 3"

- What are the sales trends by manufacturer? What are the sales trends by type (i.e. disposables, refills, starter kits, etc.)?
- How will the smaller players "shake out" with the entrance of the "Big 3"? (Many will be forced to combine. Several will go out of business)
- How big of a success will Reynolds and Altria be as they roll out product nationally this year? (Quite successful. Also expect this to catapult category growth)

3. Vaporizers/Vapor Pens

- Are vaporizers/vapor pens growing faster than the e-vapor category as a whole? (Yes) What is the breakdown - % of sales in "cig-alike" products, kits, etc. vs. vapor tanks, e-juice, etc.?
- Is the vapor pen trend sustainable? (Possibly but regulation could sidetrack it)

In Conclusion…

So we wonder - Is this the beginning of the end of combustible cigarettes?

Disclosures



Reynolds American Inc. (RAI) 3-yr. Price Performance
Security Price
Date

	Date	Publication Price ($)	Rating Code	Val. Rng. Low	Val. Rng. High	Close Price ($)
	5/12/2011		Herzog			
◆	5/12/2011	38.20	1	39.00	40.00	38.35
●	10/25/2011	38.04	1	40.00	42.00	38.04
●	11/14/2011	38.72	1	41.00	43.00	38.72
▼●	2/23/2012	41.30	2	39.00	40.00	41.00
●	7/23/2012	46.12	2	44.00	46.00	45.74
●	2/6/2013	43.94	2	45.00	47.00	43.76
●	5/14/2013	49.29	2	49.00	51.00	48.61
●	12/3/2013	50.63	2	51.00	53.00	50.20
●	1/23/2014	48.07	2	49.00	51.00	49.03

Source: Wells Fargo Securities, LLC estimates and Reuters data

Symbol Key
- ▼ Rating Downgrade
- ▲ Rating Upgrade
- ● Valuation Range Change
- ◆ Initiation, Resumption, Drop or Suspend
- ■ Analyst Change
- □ Split Adjustment

Rating Code Key
- 1 Outperform/Buy
- 2 Market Perform/Hold
- 3 Underperform/Sell
- SR Suspended
- NR Not Rated
- NE No Estimate

Disclosures


Altria Group, Inc. (MO) 3-yr. Price Performance
Security Price
Date

	Date	Publication Price ($)	Rating Code	Val. Rng. Low	Val. Rng. High	Close Price ($)
	3/9/2011	NA	SR	NE	NE	25.81
	5/12/2011		Herzog			
◆	5/12/2011	27.25	2	25.00	28.00	27.35
▲ ●	3/23/2012	30.14	1	31.00	33.00	30.40
●	4/26/2012	31.93	1	33.00	35.00	31.93
●	7/23/2012	35.91	1	37.00	39.00	35.49
●	4/22/2013	35.94	1	39.00	41.00	35.29
●	12/3/2013	37.23	1	40.00	42.00	37.17
●	1/7/2014	35.35	1	39.00	41.00	36.93

Source: Wells Fargo Securities, LLC estimates and Reuters data

Symbol Key
- ▼ Rating Downgrade
- ▲ Rating Upgrade
- ● Valuation Range Change
- ◆ Initiation, Resumption, Drop or Suspend
- ■ Analyst Change
- □ Split Adjustment

Rating Code Key
- 1 Outperform/Buy
- 2 Market Perform/Hold
- 3 Underperform/Sell
- SR Suspended
- NR Not Rated
- NE No Estimate

Disclosures


Lorillard, Inc. (LO) 3-yr. Price Performance
Security Price
Date

	Date	Publication Price ($)	Rating Code	Val. Rng. Low	Val. Rng. High	Close Price ($)
	5/12/2011		Herzog			
◆	5/12/2011	36.61	2	35.67	36.33	33.98
●	10/24/2011	38.32	2	38.00	38.67	36.05
●	2/9/2012	41.46	2	39.67	40.33	39.46
●	3/23/2012	43.14	2	42.33	43.00	42.13
●	7/23/2012	45.69	2	46.33	47.00	44.32
●	7/25/2012	42.93	2	44.67	45.33	41.88
▲	10/16/2012	38.46	1	44.67	45.33	38.62
□	1/15/2013		3-for-1 stock split			
●	1/15/2013	39.09	1	43.00	45.00	38.82
●	2/6/2013	41.08	1	44.00	46.00	39.72
●	4/22/2013	43.15	1	47.00	49.00	41.50
●	6/24/2013	43.58	1	51.00	53.00	43.39
●	10/18/2013	49.23	1	53.00	55.00	47.73
●	12/3/2013	50.98	1	59.00	61.00	51.20
●	2/10/2014	47.47	1	56.00	58.00	49.45

Source: Wells Fargo Securities, LLC estimates and Reuters data

Symbol Key
- ▼ Rating Downgrade
- ▲ Rating Upgrade
- ● Valuation Range Change
- ◆ Initiation, Resumption, Drop or Suspend
- ■ Analyst Change
- □ Split Adjustment

Rating Code Key
- 1 Outperform/Buy
- 2 Market Perform/Hold
- 3 Underperform/Sell
- SR Suspended
- NR Not Rated
- NE No Estimate

Disclosures

Additional Information Available Upon Request

I certify that:
1) All views expressed in this research report accurately reflect my personal views about any and all of the subject securities or issuers discussed; and
2) No part of my compensation was, is, or will be, directly or indirectly, related to the specific recommendations or views expressed by me in this research report.

Wells Fargo Securities, LLC maintains a market in the common stock of Altria Group, Inc., Lorillard, Inc., Reynolds American Inc., Philip Morris International Inc.
Wells Fargo Securities, LLC or its affiliates managed or comanaged a public offering of securities for Reynolds American Inc., Altria Group, Inc. within the past 12 months.
Wells Fargo Securities, LLC or its affiliates intends to seek or expects to receive compensation for investment banking services in the next three months from Altria Group, Inc., Lorillard, Inc., Reynolds American Inc.
Wells Fargo Securities, LLC or its affiliates received compensation for investment banking services from Reynolds American Inc., Altria Group, Inc. in the past 12 months.
Altria Group, Inc., Reynolds American Inc. currently is, or during the 12-month period preceding the date of distribution of the research report was, a client of Wells Fargo Securities, LLC. Wells Fargo Securities, LLC provided investment banking services to Altria Group, Inc., Reynolds American Inc.
Reynolds American Inc., Altria Group, Inc., Lorillard, Inc. currently is, or during the 12-month period preceding the date of distribution of the research report was, a client of Wells Fargo Securities, LLC. Wells Fargo Securities, LLC provided noninvestment banking securities-related services to Reynolds American Inc., Altria Group, Inc., Lorillard, Inc.
Wells Fargo Securities, LLC received compensation for products or services other than investment banking services from Lorillard, Inc., Altria Group, Inc., Reynolds American Inc. in the past 12 months.
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Wells Fargo Securities, LLC or its affiliates intends to seek or expects to receive compensation for investment banking services in the next three months from an affiliate of Lorillard, Inc.
Wells Fargo Securities, LLC or its affiliates managed or co-managed a public offering of securities for an affiliate of Lorillard, Inc. within the past 12 months.
Wells Fargo Securities, LLC or its affiliates received compensation for investment banking services from an affiliate of Lorillard, Inc. in the past 12 months.

LO: Risks include unfavorable regulation and increased competition in cigarettes.
MO: Risks include increased price competition and increased downtrading by consumers.
PM: Risks to our valuation range include currency fluctuations and a broad-based pullback in consumer spending.
RAI: Risks to our valuation include increased competitive pressure within the category and a pullback in consumer spending.

Wells Fargo Securities, LLC does not compensate its research analysts based on specific investment banking transactions.
Wells Fargo Securities, LLC's research analysts receive compensation that is based upon and impacted by the overall profitability and revenue of the firm, which includes, but is not limited to investment banking revenue.

Disclosures

STOCK RATING
1=Outperform: The stock appears attractively valued, and we believe the stock's total return will exceed that of the market over the next 12 months. BUY
2=Market Perform: The stock appears appropriately valued, and we believe the stock's total return will be in line with the market over the next 12 months. HOLD
3=Underperform: The stock appears overvalued, and we believe the stock's total return will be below the market over the next 12 months. SELL
SECTOR RATING
O=Overweight: Industry expected to outperform the relevant broad market benchmark over the next 12 months.
M=Market Weight: Industry expected to perform in-line with the relevant broad market benchmark over the next 12 months.
U=Underweight: Industry expected to underperform the relevant broad market benchmark over the next 12 months.
VOLATILITY RATING
V = A stock is defined as volatile if the stock price has fluctuated by +/-20% or greater in at least 8 of the past 24 months or if the analyst expects significant volatility. All IPO stocks are automatically rated volatile within the first 24 months of trading.

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